                                                                    Exhibit 10.2


                                 LEUKOSITE, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of July 1, 1998 by and among (i) LeukoSite, Inc., a Delaware corporation (the "Company"), and (ii) each person listed on Exhibit A attached hereto (collectively, the "Investors" and each individually, an "Investor").

         WHEREAS, the Company has agreed to issue and sell to the Investors, and the Investors have agreed to purchase from the Company, 1,967,169 shares (the "Shares") of the Company's common stock, $0.01 par value per share (the "Common Stock"), all upon the terms and conditions set forth in that certain Stock Purchase Agreement, dated of even date herewith, between the Company and the Investors (the "Stock Purchase Agreement"); and

         WHEREAS, the terms of the Stock Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder, for the Company and the Investors to execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. The following terms shall have the meanings provided therefor below or elsewhere in this Agreement as described below:

         "Board" shall mean the board of directors of the Company.

         "Closing" shall have the meaning ascribed to such term in the Stock Purchase Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Majority Investors" shall mean, at the relevant time of reference thereto, those Investors holding and/or having the right to acquire, as the case may be, more than fifty percent (50%) of the Registrable Shares.

         "Qualifying Investor" shall have the meaning ascribed thereto in
Section 10 hereof.

         "Registrable Shares" shall mean, at the relevant time of reference thereto, the Shares then held by the Investors (including any shares of capital stock that were issued in respect thereof pursuant to a stock split, stock dividend, recombination, reclassification or the like).

         "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         2.       MANDATORY REGISTRATION.

         (a) On or prior to October 15, 1998, the Company will prepare and file with the SEC a registration statement on Form S-3 for the purpose of registering under the Securities Act all of the Registrable Shares for resale by, and for the account of, the Investors as selling stockholders thereunder (the "Mandatory S-3 Registration Statement"). The Mandatory S-3 Registration Statement shall permit the Investors to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Shares. The Company agrees to use its best efforts to cause the Mandatory S-3 Registration Statement to become effective as soon as practicable after filing. The Company shall only be required to keep the Mandatory S-3 Registration Statement effective until the earlier of (i) the date when all of the Registrable Shares registered thereunder shall have been sold or (ii) the second anniversary of the Closing. Thereafter, the Company shall be entitled to withdraw the Mandatory S-3 Registration Statement and the Investors shall have no further right to offer or sell any of the Registrable Shares pursuant to the Mandatory S-3 Registration Statement (or any prospectus relating thereto).

         (b) The shares subject to the Mandatory S-3 Registration Statement shall not be underwritten unless the Company shall otherwise consent in its sole and absolute discretion.

         (c) Notwithstanding anything in this Section 2 to the contrary, if the Company shall furnish to the Investors a certificate signed by the President or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (i) that continued use by the Investors of the registration statement filed by the Company pursuant to Section 2 hereof for purposes of effecting offers or sales of Registrable Shares pursuant thereto would require, under the Securities Act and the rules and regulations promulgated thereunder, premature disclosure in the registration statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company, its business or prospects or any such proposed material transaction or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by the Investors of such registration statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto, then the right of the Investors to use such registration statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Shares pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 90 days after delivery by the Company of the certificate referred to above in this Section 2(c). During the Suspension Period, none of the Investors shall offer or sell any Registrable Shares pursuant to or in reliance upon such registration statement (or the prospectus relating thereto). The Company agrees that, as promptly as practicable after the consummation, abandonment or public disclosure of the event or transaction that caused the Company to suspend the use of the registration statement (and the prospectus relating thereto) pursuant to this Section 2(c), the Company will provide the Investors with revised prospectuses, if required, and will notify the Investors of their ability to effect offers or sales of Registrable Shares pursuant to or in reliance upon such registration statement.

         (d) Notwithstanding anything to the contrary expressed or implied in this Agreement, if Form S-3 or any substitute form is not then available or becomes unavailable for the registration of such Registrable Shares that would otherwise have been registered by the Investors pursuant to this Section 2, the Company shall be obligated to as promptly as practicable thereafter prepare and file a registration statement on Form S-1 and the provisions of this Section 2 shall govern and apply to such registration on Form S-1.

         3.       "PIGGYBACK REGISTRATION".

                  (a) If, at any time after the date hereof, the Company proposes to register any of its Common Stock under the Securities Act, whether as a result of a primary or secondary offering of Common Stock or pursuant to registration rights granted to holders of other securities of the Company (but excluding in all cases any registration pursuant to Section 2 hereof or any registrations to be effected on Forms S-4 or S-8 or other applicable successor Forms), the Company shall, each such time, give to the Investors written notice of its intent to do so. Upon the written request of any Investor given within 30 days after the giving of any such notice by the Company, the Company shall use its best efforts to cause to be included in such registration the Registrable Shares of such selling Investor, to the extent requested to be registered; provided that (i) the number of Registrable Shares proposed to be sold by such selling Investor is equal to at least twenty-five percent (25%) of the total number of Registrable Shares then held by such selling Investor, (ii) such selling Investor agrees to sell those of its Registrable Shares to be included in such registration in the same manner and on the same terms and conditions as the other shares of Common Stock which the Company proposes to register, and (iii) if the registration is to include shares of Common Stock to be sold for the account of the Company or any party exercising demand registration rights pursuant to any other agreement with the Company, the proposed managing underwriter does not advise the Company that in its opinion the inclusion of such selling Investor's Registrable Shares (without any reduction in the number of shares to be sold for the account of the Company or such party exercising demand registration rights) is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered, in which case the rights of such selling Investor shall be as provided in Section 3(b) hereof.

                  (b) If a registration pursuant to Section 3 hereof involves an underwritten offering and the managing underwriter shall advise the Company in writing that, in its opinion, the number of shares of Common Stock requested by the Investors to be included in such registration is likely to affect materially and adversely the success of the offering or the price that would be received for any shares of Common Stock offered in such offering, then, notwithstanding anything in Section 3 to the contrary, the Company shall only be required to include in such registration, to the extent of the number of shares of Common Stock which the Company is so advised can be sold in such offering, (i) first, the number of shares of Common Stock proposed to be included in such registration for the account of the Company and/or any stockholders of the Company (other than the Investors) that have exercised demand registration rights, in accordance with the priorities, if any, then existing among the Company and/or such stockholders of the Company with registration rights (other than the Investors), and (ii) second, the shares of Common Stock requested to be included in such registration by all other stockholders of the Company (including, without limitation, the Investors), pro rata among such other stockholders (including, without limitation, the Investors) on the basis of the number of shares of Common Stock that each of them requested to be included in such registration.

         (c) In connection with any offering involving an underwriting of shares, the Company shall not be required under Section 3 hereof or otherwise to include the Registrable Shares of any Investor therein unless such Investor accepts and agrees to the terms of the underwriting, which shall be reasonable and customary, as agreed upon between the Company and the underwriters selected by the Company.

         4. OBLIGATIONS OF THE COMPANY. Whenever the Company is required under
Section 2 or 3 hereof to use its best efforts to effect the registration of any of the Registrable Shares of the Investors, the Company shall, as expeditiously as practicable:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become and remain effective;

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement;

                  (c) Notify the Investors promptly and, if requested by any Investor, confirm such advice in writing (i) when a registration statement has become effective and when any post-effective amendments and supplements thereto become effective, and (ii) of the issuance by the SEC or any state securities commission of any stop order suspending the effectiveness of a registration statement.

                  (d) Furnish to the selling Investors such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(e) below) as the selling Investors may reasonably request in order to facilitate the disposition of such Registrable Shares;

                  (e) Notify the Investors, at any time when a prospectus relating to such registration statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in or relating to such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading; and, thereafter, the Company will, subject to the provisions of Section 2(c), promptly prepare (and, when completed, give notice to each Investor) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; provided that upon such notification by the Company, the Investors will not offer or sell Registrable Shares until the Company has notified the Investors that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the Investors (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation, subject to the provisions of Section 2(c), to promptly prepare a prospectus amendment or supplement as above provided in this
Section 4(e) and deliver copies of same as above provided in Section 4(d) hereof);

                  (f) Use its best efforts to register and qualify such Registrable Shares under such other securities or Blue Sky laws of such jurisdictions as each selling Investor shall be reasonably request and do any and all other acts or things which may be reasonably necessary or advisable to enable each selling Investor to consummate the public sale or other disposition in such jurisdiction of Registrable Shares, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not then qualified or subject to process; and

                  (g) Use its best efforts to cause all Registrable Shares to be listed on the Nasdaq National Stock Market.

         5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Investors shall furnish to the Company such information regarding them and the Shares held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

         6. EXPENSES OF REGISTRATION. All expenses incurred in connection with a registration pursuant to this Agreement (excluding underwriting commissions and discounts of the selling Investors), including without limitation all registration and qualification fees, printing expenses, and fees and disbursements of counsel for the Company and one counsel for the selling Investors, shall be borne by the Company.

         7. DELAY OF REGISTRATION. The Investors and the Company (other than with respect to Sections 2(c) and 4(e)) shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

         8. INDEMNIFICATION. In the event that any Registrable Shares of the Investors are included in a registration statement pursuant to this Agreement:

                  (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each selling Investor, any underwriter (as defined in the Securities Act) for the Company, and each officer, director, fiduciary, employee, member, general partner and limited partner (and affiliates thereof) of such selling Investor or such underwriter, each broker or other person acting on behalf of such selling Investor and each person, if any, who controls such selling Investor or such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and leading to action or inaction required of the Company in connection with such registration or qualification under such Securities Act or state securities or blue sky laws; and will reimburse on demand such selling Investor, such underwriter, such broker or other person acting on behalf of such selling Investor or such officer, director, fiduciary, employee, member, general partner, limited partner, affiliate or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action, subject to the provisions of Section 8(c); provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the selling Investors, any underwriter for them or controlling person with respect to them.

                  (b) To the fullest extent permitted by law, each selling Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter for the Company (within the meaning of the Securities Act), and all other selling Investors against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, or underwriter may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus contained therein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by the selling Investor expressly for use in connection with such registration; and such selling Investor will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other selling Investor in connection with investigating or defending any such loss, claim, damage, liability or action, subject to the provisions of Section 8(c), provided, however, that the maximum amount of liability of each selling Investor hereunder shall be limited to the proceeds (net of underwriting discounts and commissions, if any) actually received by such selling Investor from the sale of Registrable Shares covered by such registration statement, and provided, further, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Investor(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the parties; provided, however, that, if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are different from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 8, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for the fees and expenses of counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 8. Subject to the foregoing, an indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall not be at the expense of the Company. The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 8.

                  (d) Notwithstanding anything in this Section 8 to the contrary, if, in connection with an underwritten public offering, the Company, the Investors and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, then the indemnification provision of this
Section 8 shall be deemed inoperative for purposes of such offering.

         9. REPORTS UNDER THE EXCHANGE ACT. With a view to making available to the Investors the use of Section 2 hereof and the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investors to sell the Shares to the public without registration, the Company agrees: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act, (iii) as long as any Investor owns any Shares, to furnish in writing upon such Investor's request a written statement by the Company that it has complied with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, and to furnish to such Investor a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing such Investor of any rule or regulation of the SEC permitting the selling of any such Shares without registration and (iv) undertake any additional actions reasonably necessary to maintain the availability of a registration statement on Form S-3, including any successor or substitute forms, or the use of Rule 144.

         10. TRANSFER OF REGISTRATION RIGHTS. None of the rights of any Investor under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Investor (as defined below), and (ii) such person agrees to become a party to, and bound by, all of the terms and conditions of, this Agreement. For purposes of this Section 10, the term "Qualifying Investor" shall mean, with respect to any Investor, (i) any partner, member or shareholder thereof, (ii) any person, corporation or partnership controlling, controlled by, or under common control with, such Investor or any partner thereof, or (iii) any other direct transferee from such Investor of at least 16,667 shares of Common Stock (subject to adjustment in the event of stock splits, stock dividends, recombinations, recapitalizations and the like). None of the rights of any Investor under this Agreement shall be transferred or assigned to any transferee of Shares pursuant to a "brokers transaction" within the meaning of Rule 144 under the Securities Act or an effective registration statement under the Securities Act. Upon transfer of Shares and rights in accordance with this Section 10, such Qualified Investor shall be deemed an "Investor" hereunder.

         11. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

         12.      MISCELLANEOUS.

                  (a) This Agreement may not be amended, modified or terminated, and no rights or provisions may be waived, except with the written consent of the Majority Holders and the Company.

                  (b) This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Massachusetts, and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and permitted assigns and transferees, provided that the terms and conditions of Section 10 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Shares, all of such Investor's rights under this Agreement shall immediately terminate.

                  (c) Any notices to be given pursuant to this Agreement shall be in writing and shall be given by certified or registered mail, return receipt request. Notices shall be deemed given when personally delivered or when mailed to the addresses of the respective parties as set forth on Exhibit A hereto, or to such changed address of which any party may notify the others pursuant hereto, except that a notice of change of address shall be deemed given when received.

                  (d) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law will be inadequate, and each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and to such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

                  (e) This Agreement may be executed in a number of counterparts, an of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                  LEUKOSITE, INC.


                                  By:
                                     -------------------------------------------
                                     Name:  Christopher K. Mirabelli
                                     Title:   President

                                   INVESTORS:

                                   HEALTHCARE VENTURES V, L.P.

                                   By: HealthCare Partners V, L.P.
                                        as General Partner


                                        By:
                                           -------------------------------------
                                           Title:  General Partner

                                   RHO MANAGEMENT TRUST II


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   SCHRODER VENTURES INTERNATIONAL
                                   LIFE SCIENCES FUND L.P. 1

                                   By:  Schroder Venture Managers Inc.,
                                           General Partner


                                       By:
                                           -------------------------------------
                                         Peter Everson, Vice President

                                  SCHRODER                    VENTURES
                                  INTERNATIONAL
                                      LIFE SCIENCES FUND L.P. 2

                                  By:  Schroder Venture Managers Inc.,
                                           General Partner


                                     By:
                                         ---------------------------------------
                                         Peter Everson, Vice President

                                   SCHRODER                   VENTURES
                                   INTERNATIONAL
                                        LIFE SCIENCES TRUST

                                  By: Codan Trust Company Limited, as
                                  Trustee


                                      By:
                                         ---------------------------------------
                                         Title:

                                  SCHRODER VENTURE MANAGERS
                                  LIMITED,
                                         as Investment Manager for the
                                  Schroder
                                         Ventures International Life Sciences
                                  Fund
                                         Co-Investment Scheme


                                   By:
                                      ------------------------------------------
                                      Peter Everson
                                      Its:

                                   PERETZ FAMILY INVESTMENT


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   GOLDMAN, SACHS & CO.


                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                  PERSEUS CAPITAL, LLC



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                   YK CAPITAL L.P.


                                   ---------------------------------------------
                                   Name:
                                   Title:

                                   TODD NOONAN


                                   ---------------------------------------------
                                   FOUR PARTNERS



                                   By:
                                      ------------------------------------------
                                   Name:
                                   Title:

                                    Exhibit A

                                    INVESTORS

                                HealthCare Ventures V, L.P.
                                44 Nassau Street
                                Princeton, NJ 08542

                                Rho Management Trust II
                                767 Fifth Avenue, 43rd Floor
                                New York, NY 10153

                                Schroder Ventures International Life
                                Sciences Fund L.P. 1
                                c/o Nicola Lawson
                                22 Church Street
                                Hamilton HM 11, Bermuda

                                Schroder Ventures International Life
                                Sciences Fund L.P. 2
                                c/o Nicola Lawson
                                22 Church Street
                                Hamilton HM 11, Bermuda

                                Schroder Ventures International Life
                                Sciences Trust c/o Nicola Lawson
                                22 Church Street
                                Hamilton HM 11, Bermuda

                                Schroder Ventures Managers
                                Limited, as investment manager for
                                the International Life Sciences Fund
                                Co-Investment Scheme
                                c/o Nicola Lawson
                                22 Church Street
                                Hamilton HM 11, Bermuda

                                Peretz Family Investment
                                c/o Martin Peretz
                                20 Larchwood Drive
                                Cambridge, MA 02138

                                Goldman, Sachs & Co.
                                Attn:  Robert Granovsky
                                One New York Plaza
                                New York, NY 10004

                                Four Partners
                                Attn:  Felix Baker
                                667 Madison Avenue, 7th Floor
                                New York, NY 10021

                                Perseus Capital, LLC
                                The Army and Navy Club Building
                                1627 I Street N.W., Suite 610
                                Washington, D.C. 20006

                                YK Capital L.P.
                                c/o Yasunori Kaneko
                                509 Rochampton Road
                                Hillsborough, CA 94010

                                Todd Noonan
                                c/o ICM
                                40 West 57th Street, 18th Floor
                                New York, NY 10019